UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 3, 2017

Date of report (Date of earliest event reported)

TERRAVIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35189	33-1077078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Gateway Boulevard

South San Francisco, CA 94080

(Address of Principal Executive Offices)

94080

(Zip Code)

(650) 780-4777

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 8, 2017, TerraVia Holdings, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the year ended December 31, 2016 and certain corporate highlights. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2017, the Board of Directors appointed Irene Chang Britt as Chairperson of the Board of Directors, following the decision by Jonathan Wolfson to limit his role at the Company to that of a non-employee director. On March 3, 2017 (the “Resignation Date”) Jonathan Wolfson resigned as an employee of the Company but is continuing as a director of the Company. Concurrent with his resignation, Mr. Wolfson agreed to terminate his employee compensation as of January 13, 2017 and to cancel for no value, as of January 13, 2017 (i) all of his then unvested Company stock options and (ii) all of his then unvested Company restricted stock units. His vested Company stock options remain outstanding due to his continuing status as a director of the Company. Effective on the Resignation Date, the Company paid Mr. Wolfson his accrued but unused vacation and agreed to pay him a bonus payment in the amount of $200,000 in respect of his service to the Company for 2016. From and after the Resignation Date Mr. Wolfson will be paid compensation as a non-employee director. The Company has also agreed to pay for Mr. Wolfson’s COBRA premiums for calendar year 2017. The foregoing description is only a summary of certain terms and conditions surrounding Mr. Wolfson’s resignation and is qualified in its entirety by reference to his resignation letter, a copy of which will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2017.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit No.	Description

99.1	Press release, dated March 8, 2017, entitled “TerraVia Reports Fourth Quarter and Full Year 2016 Results”.

The information contained in Items 2.02 and 9.01 and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in Items 2.02 and 9.01 of this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERRAVIA HOLDINGS, INC.
(Registrant)

Date: March 8, 2017	By:	/s/ TYLER W. PAINTER
Tyler W. Painter
Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated March 8, 2017, entitled “TerraVia Reports Fourth Quarter and Full Year 2016 Results”.